                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                _______________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                December 4, 2001
                Date of Report (Date of earliest event reported)



                              IDENTIX INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)

                        _______________________________

           Delaware               01-09641                   94-2842496
        (State or other     (Commission File Number)      (I.R.S. Employer
        Jurisdiction of                                   Identification No.)
        Incorporation)


                              ____________________


                                100 Cooper Court
                              Los Gatos, CA 95032

               (Address of Principal Executive Offices)(Zip Code)


       Registrant's telephone number, including area code: (408) 335-1400

                        _______________________________

ITEM 5.   OTHER EVENTS.

     On December 4, 2001, Identix Incorporated ("Identix") issued a press release announcing it had entered into definitive purchase agreements for the private placement of 7,390,000 shares of its Common Stock to both new and existing institutional investors.

     Attached hereto as Exhibit 99.1 is the Company's press release dated December 4, 2001.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits

          99.1 Identix Incorporated Press Release, dated December 4, 2001

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                             IDENTIX INCORPORATED




                                             /s/ Robert McCashin
                                             ----------------------------------
                                             By: Robert McCashin
                                                 Chairman of the Board and
                                                 Chief Executive Officer


Date: December 4, 2001